UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) September 10, 2015 (September 8, 2015)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-36640 (Commission File No.)	98-0505105 (I.R.S. Employer Identification Number)

Axis One, Axis Park Langley, Berkshire, United Kingdom SL3 8AG (Address of principal executive office)

Registrant's telephone number, including area code 44-1753-288-000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2015, the Compensation Committee of our Board of Directors approved a grant of 54,466 options at a strike price of $13.15 to Matthew Minetola, our Executive Vice President and Global Chief Information Officer.  The options will vest in equal installments over four years on each October 15th of 2016 through 2019, subject to Mr. Minetola’s continued employment and the other terms and conditions of the award agreement, which, except as modified by the terms set forth above, will be as set forth in the Form of Travelport Worldwide Limited Management Equity Award Agreement (United States) that was filed as Exhibit 10.64 to the Registration Statement on Form S-1 of Travelport Worldwide Limited (No. 333-196506) filed with the Securities and Exchange Commission on September 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle Boas
Rochelle Boas Senior Vice President and Secretary

Date: September 10, 2015